FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 27, 2006

                              Rub A Dub Soap, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)



        Colorado                       333-98315                  84-1609495
------------------------        ---------------------        -------------------
(State of Incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)


               2591 Dallas Parkway, Suite 102, Frisco, Texas75034
               --------------------------------------------------
           (Address of principal execute offices, including zip code)

                                  (469)633-0100
                                  -------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   Changes in Registrant's Certifying Accountants
            ----------------------------------------------

     On June 27, 2006, Registrant dismissed Cordovano & Honeck (the "Auditor") as Registrant's Auditor, and on June 30, 2006, Registrant filed a Form 8-K disclosing the change of auditors. A letter from the dismissed Auditor responding to the report was requested but not received by the filing date. Such letter was received on July 10, 2006 and is attached as Exhibit 16.1.

ITEM 9.01   Exhibits
            --------

     16.1   Letter from Cordovano & Honeck LLP

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 10, 2006                       Rub A Dub Soap, Inc.
                                                (Registrant)

                                             By: /s/ Kevin Halter, Jr.
                                                --------------------------------
                                                Kevin Halter, Jr., President and
                                                Chief Executive Officer












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